UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT: November 9, 2005                    COMMISSION FILE NO. 0-22810
(Date of earliest event reported)


                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


    DELAWARE                                                 03-0311630
 (State or other jurisdiction of                          (I.R.S. Employer
  incorporation or organization)                         Identification No.)


              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of Principal Executive Offices)

         Registrant's Telephone No., including area code: (856) 778-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02    Results of Operations and Financial Condition

             On November 9, 2005, Mace Security International, Inc. issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.



Item 9.01    Financial Statements and Exhibits

             (c) The following Exhibits are hereby filed as part of this
                 Current Report on Form 8-K.

     99.1 Press Release issued by Mace Security International, Inc. dated November 9, 2005.


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MACE SECURITY INTERNATIONAL, INC.

                                           By:  /s/ Gregory M. Krzemien
                                                -----------------------
                                                Gregory M. Krzemien
                                                Chief Financial Officer
                                                and Treasurer


Date:    November 9, 2005

                                  EXHIBIT INDEX




Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by Mace Security International, Inc.
                  dated November 9, 2005.